Exhibit 24.1

POWER OF ATTORNEY
(Alan Campbell)
I hereby appoint Thad Trent and Paul Dutton, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and any amendments thereto.
Dated: January 20, 2025

/s/ ALAN CAMPBELL
Alan Campbell

Exhibit 24.1
POWER OF ATTORNEY
(Susan K. Carter)
I hereby appoint Thad Trent and Paul Dutton, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and any amendments thereto.
Dated: January 16, 2025

/s/ SUSAN K. CARTER
Susan K. Carter

Exhibit 24.1
POWER OF ATTORNEY
(Thomas L. Deitrich)
I hereby appoint Thad Trent and Paul Dutton, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and any amendments thereto.
Dated: January 19, 2025

/s/ THOMAS L. DEITRICH
Thomas L. Deitrich

Exhibit 24.1
POWER OF ATTORNEY
(Bruce E. Kiddoo)
I hereby appoint Thad Trent and Paul Dutton, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and any amendments thereto.
Dated: January 25, 2025

/s/ BRUCE E. KIDDOO
Bruce E. Kiddoo

Exhibit 24.1
POWER OF ATTORNEY
(Christina Lampe-Önnerud)
I hereby appoint Thad Trent and Paul Dutton, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and any amendments thereto.
Dated: January 29, 2025

/s/ CHRISTINA LAMPE-ÖNNERUD
Christina Lampe-Önnerud

Exhibit 24.1
POWER OF ATTORNEY
(Paul A. Mascarenas)
I hereby appoint Thad Trent and Paul Dutton, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and any amendments thereto.
Dated: January 19, 2025

/s/ PAUL A. MASCARENAS
Paul A. Mascarenas

Exhibit 24.1
POWER OF ATTORNEY
(Gregory L. Waters)
I hereby appoint Thad Trent and Paul Dutton, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and any amendments thereto.
Dated: January 19, 2025

/s/ GREGORY L. WATERS
Gregory L. Waters

Exhibit 24.1
POWER OF ATTORNEY
(Christine Y. Yan)
I hereby appoint Thad Trent and Paul Dutton, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and any amendments thereto.
Dated: January 16, 2025

/s/ CHRISTINE Y. YAN
Christine Y. Yan